Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

EASTERN DISTRICT OF MICHIGAN

In Re:	CHAPTER 11 (BUSINESS)
Eugene Welding Company
2420 Wills Street	Case Number:	08-50381
Marysville, MI 48040	Operating Report Number:	1
Debtor(s).	For the Month Ending:	6/30/2008

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			_______________
3. BEGINNING BALANCE:			569,215.06
4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		1,687,525.91
Accounts Receivable - Pre-filing		823,703.40
General Sales		_______________
Other (Specifiy)	_______________	_______________
**Other (Specifiy)	_______________	129.88
TOTAL RECEIPTS THIS PERIOD:			2,511,359.19
5. BALANCE:			3,080,574.25
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00
Disbursements (from page 2)		2,944,502.90
TOTAL DISBURSEMENTS THIS PERIOD:***			2,944,502.90

7. ENDING BALANCE:			136,071.35

8. General Account Number(s):		686538547
		JP Morgan Chase Bank
Depository Name & Location:		40 N. Main Street
		Dayton, OH 45423

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
6/2/2008	10001724	J.D. STEEL PRODUCTS, LLC	Materials - Steel		48,356.33	48,356.33
6/2/2008	10001725	IMPACT STEEL - CANADA	Materials - Steel		32,392.40	32,392.40
6/2/2008	10001726	TORBECK INDUSTRIES	Factory Supplies		5,448.00	5,448.00
6/2/2008	10001727	V&S DETROIT GALVANIZING LLC	Outside Services		$1,604.75	1,604.75
6/2/2008	10001728	DELL	Computer Supplies		$551.14	551.14
6/2/2008	10001730	S.P. KISH INDUSTRIES	Materials - Paint		$3,962.50	3,962.50
6/3/2008	10001731	FOCUS MANAGEMENT GROUP	Professional Services		$15,000.00	15,000.00
6/3/2008	10001732	CONTRACTORS STEEL CO.	Materials - Steel		$2,883.53	2,883.53
6/3/2008	10001733	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$47,821.00	47,821.00
6/3/2008	10001734	NUCOR STEEL - BERKELEY	Materials - Steel		$44,552.52	44,552.52
6/3/2008	10001735	KELCO METALS INC.	Materials - Steel		$42,946.75	42,946.75
6/3/2008	10001736	IMPACT STEEL INC.	Materials - Steel		$41,520.00	41,520.00
6/3/2008	10001737	PHOENIX STAMPING GROUP LLC	Materials - Steel		$39,160.84	39,160.84
6/3/2008	10001738	IMPACT STEEL - CANADA	Materials - Steel		$35,815.39	35,815.39
6/3/2008	10001739	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$23,169.38	23,169.38
6/3/2008	10001740	PATRIOT PAINT	Materials - Paint		$7,036.70	7,036.70
6/3/2008	10001741	S.P. KISH INDUSTRIES	Materials - Paint		$4,260.00	4,260.00
6/3/2008	10001742	J & L WIRE CLOTH LLC	Factory Supplies		2,474.64	2,474.64
6/4/2008	10001744	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$154.00	154.00
6/5/2008	10001745	CHASE BANK	Service Charges		1,510.50	1,510.50
6/5/2008	10001747	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$792.22	792.22
6/5/2008	10001748	CHAPPELL STEEL CO. INC.	Materials - Steel		$11,597.00	11,597.00
6/5/2008	10001749	CONTINENTAL METALS	Materials - Steel		$1,000.00	1,000.00
6/5/2008	10001750	AMERICAN GRINDING & MACH.	Factory Supplies		$849.30	849.30
6/9/2008	10001753	LAWSON STEEL INC	Materials - Steel		$72,241.60	72,241.60
6/9/2008	10001754	BERG STEEL CORPORATION	Materials - Steel		$41,574.26	41,574.26
6/9/2008	10001755	PATRIOT PAINT	Materials - Paint		$6,132.50	6,132.50
6/9/2008	10001756	S.P. KISH INDUSTRIES	Materials - Paint		5,645.00	5,645.00
6/9/2008	10001757	STANLEY INDUSTRIES INC.	Materials - Steel		$2,366.24	2,366.24
6/9/2008	10001758	VOSS TAYLOR	Outside Services		$370.67	370.67
6/10/2008	10001760	CONTRACTORS STEEL CO.	Materials - Steel		$8,063.62	8,063.62
6/11/2008	10001762	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		77.00	77.00
6/11/2008	10001763	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$48,289.34	48,289.34
6/11/2008	10001764	PATRIOT PAINT	Materials - Paint		$1,900.00	1,900.00
6/11/2008	10001765	STANLEY INDUSTRIES INC.	Materials - Steel		$1,230.39	1,230.39
6/10/2008	10001766	UNITTOOL PUNCH & DIE	Factory Supplies		$140.00	140.00
6/11/2008	10001767	IMPACT STEEL - CANADA	Materials - Steel		$50,751.30	50,751.30
6/11/2008	10001768	OLYMPIC STEEL	Materials - Steel		$38,719.80	38,719.80
6/12/2008	10001770	DELL	Computer Supplies		$1,131.01	1,131.01
6/12/2008	10001771	CHARLEVOIX ENERGY TRADING	Utilities		$38,435.36	38,435.36
6/13/2008	10001773	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$2,350.00	2,350.00
6/13/2008	10001774	PHOENIX STAMPING GROUP LLC	Materials - Steel		$41,111.20	41,111.20
6/13/2008	10001775	OLYMPIC STEEL	Materials - Steel		22,422.00	22,422.00
6/16/2008	10001777	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$3,400.00	3,400.00
6/16/2008	10001778	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$47,072.55	47,072.55
6/16/2008	10001779	CONTRACTORS STEEL CO.	Materials - Steel		$17,261.62	17,261.62
6/16/2008	10001780	JANCO STEEL	Materials - Steel		$14,631.90	14,631.90
6/16/2008	10001781	S.P. KISH INDUSTRIES	Materials - Paint		$1,792.50	1,792.50
6/16/2008	10001782	LIVONIA TOOL	Factory Supplies		$457.19	457.19
6/16/2008	10001783	STANLEY INDUSTRIES INC.	Materials - Steel		304.52	304.52
6/17/2008	10001785	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$1,718.78	1,718.78
6/18/2008	10001787	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	77.00
6/18/2008	10001788	OLYMPIC STEEL	Materials - Steel		$34,375.80	34,375.80
6/18/2008	10001789	CONTRACTORS STEEL CO.	Materials - Steel		$30,879.47	30,879.47
6/18/2008	10001790	PATRIOT PAINT	Materials - Paint		8,427.25	8,427.25
6/18/2008	10001791	KELCO METALS INC.	Materials - Steel		$44,370.60	44,370.60
6/19/2008	10001793	PREMIER STEEL INC	Materials - Steel		$77,088.00	77,088.00
6/19/2008	10001794	IMPACT STEEL - CANADA	Materials - Steel		$48,387.60	48,387.60
6/19/2008	10001795	NUCOR STEEL - BERKELEY	Materials - Steel		$22,494.50	22,494.50
6/19/2008	10001796	CONTRACTORS STEEL CO.	Materials - Steel		$15,433.37	15,433.37
6/19/2008	10001797	STANLEY INDUSTRIES INC.	Materials - Steel		$4,258.91	4,258.91
6/19/2008	10001798	S.P. KISH INDUSTRIES	Materials - Paint		$4,237.50	4,237.50
6/19/2008	10001799	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$20,902.20	20,902.20
6/19/2008	10001800	KELCO METALS INC.	Materials - Steel		111,973.80	111,973.80
6/20/2008	10001802	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$47,798.81	47,798.81
6/20/2008	10001803	BERG STEEL CORPORATION	Materials - Steel		$17,232.60	17,232.60
6/20/2008	10001804	CONTINENTAL METALS	Materials - Steel		$3,600.00	3,600.00
6/23/2008	10001805	FERRELLGAS	Welding Gas		$799.75	799.75
6/20/2008	10001806	PITNEY BOWES (POST BY PHONE)	Postage		$500.00	500.00
6/23/2008	10001808	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$47,805.25	47,805.25
6/23/2008	10001809	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$21,880.80	21,880.80
6/23/2008	10001810	CONTRACTORS STEEL CO.	Materials - Steel		$17,510.57	17,510.57
6/23/2008	10001811	AMCOL CORPORATION	Factory Supplies		3,158.10	3,158.10
6/23/2008	10001812	MOELLER MFG. CO.	Factory Supplies		$2,080.44	2,080.44
6/23/2008	10001813	S.P. KISH INDUSTRIES	Materials - Paint		$1,830.00	1,830.00
6/23/2008	10001814	ULINE	Factory Supplies		1,121.00	1,121.00
6/24/2008	10001816	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$46,866.05	46,866.05
6/25/2008	10001817	ALLIED STEEL INDUSTRIES	Materials - Steel		$23,638.50	23,638.50
6/24/2008	10001818	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$21,880.80	21,880.80

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
6/24/2008	10001819	OLYMPIC STEEL	Materials - Steel		$20,476.80	20,476.80
6/24/2008	10001820	LAWSON STEEL INC	Materials - Steel		$17,291.69	17,291.69
6/24/2008	10001821	PATRIOT PAINT	Materials - Paint		$12,606.70	12,606.70
6/24/2008	10001822	IMPACT STEEL - CANADA	Materials - Steel		10,555.20	10,555.20
6/24/2008	10001823	STANLEY INDUSTRIES INC.	Materials - Steel		$394.59	394.59
6/24/2008	10001824	DELL	Computer Supplies		$280.85	280.85
6/24/2008	10001825	CONTRACTORS STEEL CO.	Materials - Steel		$30,058.68	30,058.68
6/24/2008	10001826	PITNEY BOWES (POST BY PHONE)	Postage		500.00	500.00
6/25/2008	10001828	JANCO STEEL	Materials - Steel		$37,756.30	37,756.30
6/25/2008	10001829	MOELLER MFG. CO.	Factory Supplies		$3,880.00	3,880.00
6/25/2008	10001830	CONTINENTAL METALS	Materials - Steel		$3,000.00	3,000.00
6/25/2008	10001831	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$2,325.00	2,325.00
6/25/2008	10001832	LIVONIA TOOL	Factory Supplies		$169.00	169.00
6/25/2008	10001833	HOST EXCELLENCE	Utilities		$539.40	539.40
6/25/2008	10001834	SAMUEL STRAPPING SYSTEMS	Repairs & Maintenance		1,373.87	1,373.87
6/26/2008	10001836	IMPACT STEEL INC.	Materials - Steel		$51,280.50	51,280.50
6/26/2008	10001837	OLYMPIC STEEL	Materials - Steel		$34,041.15	34,041.15
6/26/2008	10001838	IRON MOUNTAIN	Document Storage		$108.56	108.56
6/27/2008	10001840	STANLEY INDUSTRIES INC.	Materials - Steel		$249.18	249.18
6/27/2008	10001843	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$342.92	342.92
6/30/2008	10001844	B & D STEEL COMPANY	Materials - Steel		64,322.40	64,322.40
6/30/2008	10001845	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$46,881.93	46,881.93
6/30/2008	10001846	STANLEY INDUSTRIES INC.	Materials - Steel		$6,007.39	6,007.39
6/30/2008	10001847	S.P. KISH INDUSTRIES	Materials - Paint		$4,820.00	4,820.00
6/30/2008	10001848	V&S DETROIT GALVANIZING LLC	Outside Services		$980.00	980.00
6/30/2008	10001849	BEAN STEEL COMPANY	Factory Supplies		$4,788.80	4,788.80
6/30/2008	10001850	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$23,854.25	23,854.25
6/30/2008	10001851	MCDONALD HOPKINS LLC	Legal Fees		$50,000.00	50,000.00
6/30/2008	10001852	CALFEE HALTER & GRISWOLD LLP	Professional Services		$62,500.00	62,500.00
6/2/2008	10075870	FARICO	Repairs & Maintenance (time clocks)		$150.15	150.15
6/2/2008	10075871	FETTERLY’S	Repairs & Maintenance		233.20	233.20
6/2/2008	10075872	BLUE WATER MOTOR REPAIR	Repairs & Maintenance		$2,096.43	2,096.43
6/2/2008	10075873	OLD DOMINION FREIGHT LINE, INC	Freight for materials		556.88	556.88
6/4/2008	10075874	FERRELLGAS	Welding Gas		$405.79	405.79
6/3/2008	10075875	MICHIGAN PETROLEUM TECH INC.	Factory Supplies		$2,286.29	2,286.29
6/3/2008	10075876	EXCEL INDUSTRIAL ELECT.	Factory Supplies		$802.80	802.80
6/3/2008	10075877	XCEL METAL PROCESSING, INC.	Material Processing		$354.98	354.98
6/3/2008	10075878	PRECISION PRINTING	Office Supplies		$3,646.50	3,646.50
6/3/2008	10075879	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$1,746.12	1,746.12
6/3/2008	10075880	ADAIR SALVAGE	Factory Supplies		1,987.44	1,987.44
6/4/2008	10075881	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/4/2008	10075882	JONES EQUIPMENT RENTAL	Equipment Rental		$83.99	83.99
6/4/2008	10075883	ESTES EXPRESS LINES	Freight for materials		$403.43	403.43
6/5/2008	10075884	AIRGAS OF PORT HURON	Welding Gas		477.31	477.31
6/5/2008	10075885	TURBOTRON	Repairs & Maintenance		$379.00	379.00
6/6/2008	10075886	BRADSHAW, JAMES W	Reimbursed Expenses		$1,253.12	1,253.12
6/6/2008	10075887	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/6/2008	10075888	AD-TEC INC.	Factory Supplies		$189.50	189.50
6/6/2008	10075889	AIR LIQUIDE AMERICA L.P.	Welding Gas		$2,396.38	2,396.38
6/6/2008	10075890	CENTURY TELEPHONE OF MICHIGAN	Utilities		537.95	537.95
6/6/2008	10075891	CLEANALL SERVICES	Shop Cleaning		$850.00	850.00
6/6/2008	10075892	CON-WAY CENTRAL EXPRESS	Freight for materials		$119.55	119.55
6/6/2008	10075893	EDWARDS, DOUGLAS	Reimbursed Expenses		$903.00	903.00
6/6/2008	10075894	ESTES EXPRESS LINES	Freight for materials		96.00	96.00
6/6/2008	10075895	FEDERAL EXPRESS CORP.	Postage		66.57	66.57
6/6/2008	10075896	IKON OFFICE SOLUTIONS	Copier Lease		$402.92	402.92
6/6/2008	10075897	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$337.68	337.68
6/6/2008	10075898	INSIGHT	Computer Supplies		$321.71	321.71
6/6/2008	10075899	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,544.07	4,544.07
6/6/2008	10075900	LUDY, DARWIN	Vehicle Lease		$723.60	723.60
6/6/2008	10075901	LUDY, REBECCA	Reimbursed Expenses		50.00	50.00
6/6/2008	10075902	MACMARTY ADVERTISING INC.	Advertising Expense		$4,850.00	4,850.00
6/6/2008	10075903	RUMSEY, COLIN	Reimbursed Expenses		$87.53	87.53
6/6/2008	10075904	STATE OF MICHIGAN	Sales Tax		1,353.96	1,353.96
6/6/2008	10075905	UNITED PARCEL SERVICE	Postage		255.88	255.88
6/9/2008	10075906	MICHIGAN CONFERENCE OF	Employee Health Insurance		$143,655.18	143,655.18
6/10/2008	10075907	B & D STEEL COMPANY	Materials - Steel		$31,031.97	31,031.97
6/10/2008	10075908	CARGOTAINER	Factory Supplies		$1,589.48	1,589.48
6/10/2008	10075909	FERRELLGAS	Welding Gas		$699.78	699.78
6/11/2008	10075910	MICHIGAN PETROLEUM TECH INC.	Factory Supplies		$1,427.25	1,427.25
6/11/2008	10075911	EXCEL INDUSTRIAL ELECT.	Factory Supplies		$1,373.18	1,373.18
6/11/2008	10075912	AIRGAS OF PORT HURON	Welding Gas		$796.00	796.00
6/11/2008	10075913	BASNAW’S PALLETS	Factory Supplies		$1,136.20	1,136.20
6/13/2008	10075914	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/12/2008	10075915	ARCTIC GLACIER PREMIUM ICE	Factory Supplies		$77.91	77.91
6/13/2008	10075916	A T & T	Utilities		$931.47	931.47
6/13/2008	10075917	AMERICAN METAL MARKET	Membership Dues		$1,250.00	1,250.00
6/13/2008	10075918	AMGRO, INC	Insurance		$—	0.00
6/13/2008	10075919	AT&T INTERNET SERVICES	Utilities		$637.20	637.20
6/13/2008	10075920	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$1,670.00	1,670.00
6/13/2008	10075921	BRADSHAW, JAMES W	Reimbursed Expenses		$562.29	562.29

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
6/13/2008	10075922	COMPUMATIC TIME RECORDRES,INC	Repairs & Maintenance (time clocks)		$121.45	121.45
6/13/2008	10075923	FEDERAL EXPRESS CORP.	Postage		$82.32	82.32
6/13/2008	10075924	FRAZA/FORKLIFTS	Monthly Forklift Rentals		3,158.00	3,158.00
6/13/2008	10075925	HOOK, PATRICK	Reimbursed Expenses		$257.84	257.84
6/13/2008	10075926	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$385.62	385.62
6/13/2008	10075927	LENDO, JOSEPH	Reimbursed Expenses		$222.56	222.56
6/13/2008	10075928	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,426.10	4,426.10
6/13/2008	10075929	LOZNAK REAL ESTATE ENTERPRISES	Building Rent Expense		$20,000.00	20,000.00
6/13/2008	10075930	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$2,551.78	2,551.78
6/13/2008	10075931	ROPPOSCH, JAMES L.	Employee Housing Rental		$1,300.00	1,300.00
6/13/2008	10075932	RUMSEY, COLIN	Reimbursed Expenses		$139.14	139.14
6/13/2008	10075933	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$3,690.30	3,690.30
6/13/2008	10075934	TRI-STATE EXPEDITED SERVICE	Freight for materials		$969.72	969.72
6/13/2008	10075935	UNITED PARCEL SERVICE	Postage		$36.72	36.72
6/13/2008	10075936	YEAGER, JOSEPH A	Reimbursed Expenses		$148.42	148.42
6/12/2008	10075937	PORT HURON BLDG. SUPPLY CO.	Repairs & Maintenance		164.97	164.97
6/12/2008	10075938	B & D STEEL COMPANY	Materials - Steel		$43,103.98	43,103.98
6/12/2008	10075939	MARSH CAMPBELL CO./RANDY	Factory Supplies		$742.15	742.15
6/13/2008	10075940	EXCEL INDUSTRIAL ELECT.	Factory Supplies		$87.84	87.84
6/16/2008	10075941	HYLANT GROUP, INC	Insurance		$34,612.50	34,612.50
6/16/2008	10075942	FERRELLGAS	Welding Gas		$857.27	857.27
6/17/2008	10075943	FERRELLGAS	Welding Gas		$149.23	149.23
6/17/2008	10075944	MACOMB STEEL INC.	Materials - Steel		$235.00	235.00
6/17/2008	10075945	GRIFFON STEEL	Materials - Steel		$3,257.25	3,257.25
6/17/2008	10075946	ROADWAY EXPRESS, INC.	Freight for materials		$178.85	178.85
6/19/2008	10075947	CON-WAY CENTRAL EXPRESS	Freight for materials		125.46	125.46
6/20/2008	10075948	STANDARD OFFICE SUPPLY	Office Supplies		$374.53	374.53
6/20/2008	10075949	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/20/2008	10075950	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/20/2008	10075951	AICPA (AMERICAN INST. CPA’S)	Membership Dues		370.00	370.00
6/20/2008	10075952	A T & T	Utilities		101.00	101.00
6/20/2008	10075953	CHAVEZ, PEDRO	Reimbursed Expenses		$24.94	24.94
6/20/2008	10075954	CINTAS CORP	Uniform Cleaning		$250.95	250.95
6/20/2008	10075955	CON-WAY CENTRAL EXPRESS	Freight for materials		$159.21	159.21
6/20/2008	10075956	DELUXE SYSTEMS	Office Supplies		$385.16	385.16
6/20/2008	10075957	DETROIT EDISON	Utilities		$9,888.31	9,888.31
6/20/2008	10075958	DETROIT EDISON CO.	Utilities		$17,571.77	17,571.77
6/20/2008	10075959	EDWARDS, DOUGLAS	Reimbursed Expenses		$941.58	941.58
6/20/2008	10075960	FEDERAL EXPRESS CORP.	Postage		$12.00	12.00
6/20/2008	10075961	HOOK, PATRICK	Reimbursed Expenses		$814.00	814.00
6/20/2008	10075962	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$378.22	378.22
6/20/2008	10075963	JOBSCOPE CORPORATION	Computer Support Services		$1,696.34	1,696.34
6/20/2008	10075964	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$3,958.01	3,958.01
6/20/2008	10075965	MAINGUY, RUTH	Reimbursed Expenses		$18.69	18.69
6/20/2008	10075966	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$614.46	614.46
6/20/2008	10075967	OAKITE PRODUCTS INC	Factory Supplies		2,740.53	2,740.53
6/20/2008	10075968	PENSKE TRUCK LEASING	Vehicle Lease		$1,981.93	1,981.93
6/20/2008	10075969	PEPLOWSKI, PATRICK	Reimbursed Expenses		$404.88	404.88
6/20/2008	10075970	PREMIERE GLOBAL SERVICES	Utilities		$90.41	90.41
6/20/2008	10075971	RICHFIELD MANAGEMENT LLC	Garbage Dumpsters for shop		$148.72	148.72
6/20/2008	10075972	SEMCO ENERGY	Utilities		$2,741.29	2,741.29
6/20/2008	10075973	SOUTHEASTERN MICHIGAN GAS CO.	Utilities		$823.07	823.07
6/20/2008	10075974	SPIRIT SERVICES CO	Factory Supplies		$417.51	417.51
6/20/2008	10075975	SPRINT	Utilities		$59.98	59.98
6/20/2008	10075976	SPRINT-NEXTEL	Utilities		$429.13	429.13
6/20/2008	10075977	SUNRISE MANAGEMENT SERVICES	Garbage Dumpsters for shop		$250.00	250.00
6/20/2008	10075978	TEAMSTERS LOCAL #339	Employee Union Dues		$3,395.00	3,395.00
6/20/2008	10075979	UNITED PARCEL SERVICE	Postage		$99.26	99.26
6/20/2008	10075980	V R TUBULAR PRODUCTS INC.	Sales Commissions		$1,535.91	1,535.91
6/20/2008	10075981	VERIZON WIRELESS	Utilities		$991.21	991.21
6/20/2008	10075982	YEAGER, JOSEPH A	Reimbursed Expenses		$138.89	138.89
6/24/2008	10075983	PEERLESS STEEL	Materials - Steel		$596.15	596.15
6/24/2008	10075984	B & D STEEL COMPANY	Materials - Steel		$33,424.80	33,424.80
6/24/2008	10075985	GRIFFON STEEL	Materials - Steel		$654.93	654.93
6/24/2008	10075986	MARINE POLLUTION CONTROL	Environmental Expense - Mill Sludge		$5,000.00	5,000.00
6/24/2008	10075987	BLUE WATER FUEL MANAGEMENT	Fuel for trucks		$5,000.00	5,000.00
6/24/2008	10075988	GREAT LAKES FLUID POWER	Repairs & Maintenance		$35.11	35.11
6/24/2008	10075989	SEIZMIC INC.	Engineering Services		$9,000.00	9,000.00
6/25/2008	10075990	XCEL METAL PROCESSING, INC.	Material Processing		$263.49	263.49
6/25/2008	10075991	CRAWFORD DOOR CO.	Repairs & Maintenance		$1,104.61	1,104.61
6/25/2008	10075992	STANDARD OFFICE SUPPLY	Office Supplies		$415.26	415.26
6/25/2008	10075993	PEERLESS STEEL	Materials - Steel		$92.62	92.62
6/26/2008	10075994	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/25/2008	10075995	INTERNATIONAL PAINT STRIPPING,	Repairs & Maintenance		$184.30	184.30
6/25/2008	10075996	APPLIED INDUSTRIAL TECH.	Factory Supplies		$138.71	138.71
6/27/2008	10075997	VOIDED CHECK	VOIDED CHECK		$—	0.00
6/26/2008	10075998	GRIFFON STEEL	Materials - Steel		$3,565.35	3,565.35
6/27/2008	10075999	A T & T	Utilities		$2,086.37	2,086.37
6/27/2008	10076000	BEST BUY #415	Computer Supplies		$142.01	142.01
6/27/2008	10076001	BLUE WATER LIFT TRUCK SERVICE	Fuel for trucks		$600.00	600.00
6/27/2008	10076002	BRADSHAW, JAMES W	Reimbursed Expenses		205.07	205.07

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
6/27/2008	10076003	CHERI YEAGER	Office Cleaning		300.00	300.00
6/27/2008	10076004	CINTAS CORP	Uniform Cleaning		$94.76	94.76
6/27/2008	10076005	DEPENDABLE REFRIGERATION	Repairs & Maintenance		$230.40	230.40
6/27/2008	10076006	DETROIT EDISON CO.	Utilities		$1,856.54	1,856.54
6/27/2008	10076007	DOT HEALTH CARE PRODUCTS	First Aid Supplies for shop		$244.09	244.09
6/27/2008	10076008	E&R INDUSTRIAL SALES	Factory Supplies		$95.53	95.53
6/27/2008	10076009	FRAZA/FORKLIFTS	Monthly Forklift Rentals		$1,367.49	1,367.49
6/27/2008	10076010	HI-TECH SYSTEM SERVICE, INC.	Repairs & Maintenance - Office Equipment		$232.40	232.40
6/27/2008	10076011	HOOK, PATRICK	Reimbursed Expenses		$180.34	180.34
6/27/2008	10076012	IKON FINANCIAL SERVICES	Copier Lease		577.30	577.30
6/27/2008	10076013	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		374.64	374.64
6/27/2008	10076014	INSIGHT	Computer Supplies		$342.59	342.59
6/27/2008	10076015	JAMES LESSARD	Reimbursed Expenses		$20.00	20.00
6/27/2008	10076016	LINCOLN FINANCIAL GROUP	Employee 401K Plans		$593.72	593.72
6/27/2008	10076017	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$3,736.96	3,736.96
6/27/2008	10076018	LUPP LOGISTICS LLC	Freight for materials		$1,150.00	1,150.00
6/27/2008	10076019	MAINGUY, RUTH	Reimbursed Expenses		$128.96	128.96
6/27/2008	10076020	MARLETTE, CITY OF	Utilities		$61.48	61.48
6/27/2008	10076021	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$2,496.79	2,496.79
6/27/2008	10076022	NIAGARA PLASTICS COMPANY	Factory Supplies		$246.43	246.43
6/27/2008	10076023	NOBLE LOCKSMITH SERVICE	Repairs & Maintenance		$1,167.74	1,167.74
6/27/2008	10076024	OAKITE PRODUCTS INC	Factory Supplies		$14,220.24	14,220.24
6/27/2008	10076025	OMEGA ENGINEERING INC	Repairs & Maintenance		$124.00	124.00
6/27/2008	10076026	PENSKE TRUCK LEASING	Vehicle Lease		$2,282.48	2,282.48
6/27/2008	10076027	PITNEY BOWES, INC.	Postage		$663.38	663.38
6/27/2008	10076028	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$3,675.37	3,675.37
6/27/2008	10076029	SPRINT	Utilities		$581.05	581.05
6/27/2008	10076030	SPRINT	Utilities		$92.20	92.20
6/27/2008	10076031	ST. JOHN RIVER DIST OCC	Employee Physical Exams		$129.00	129.00
6/27/2008	10076032	UNITED PARCEL SERVICE	Postage		$79.42	79.42
6/27/2008	10076033	WATER LADY, INC., THE	Water for shop		$103.63	103.63
6/27/2008	10076034	WESTFIELD BANK, FSB	Insurance		$11,187.94	11,187.94
6/30/2008	10076035	GRIFFON STEEL	Materials - Steel		$7,682.01	7,682.01
6/2/2008	—	JP Morgan Chase Bank	Service Charge		5.00	5.00
6/4/2008	ACH Transfer	ADP	Payroll Funding		67,264.46	67,264.46
6/9/2008	ACH Transfer	ADP	Payroll Funding		132,553.33	132,553.33
6/18/2008	ACH Transfer	ADP	Payroll Funding		54,344.41	54,344.41
6/24/2008	ACH Transfer	ADP	Payroll Funding		118,465.97	118,465.97
						0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	2,944,502.90	$2,944,502.90

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date: 6/30/2008		Balance on Statement: $247,176.02

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	_______________	_______________
	_______________	_______________
	_______________	_______________
	_______________	_______________

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Payroll Checks	6/1/2008	3,706.48
75532	4/18/2008	250.00
75592	4/18/2008	2.63
75920	6/13/2008	1,670.00
75922	6/13/2008	121.45
75962	6/20/2008	378.22
75965	6/20/2008	18.69
75968	6/20/2008	1,981.93
75984	6/24/2008	33,424.80
75988	6/24/2008	35.11
75989	6/24/2008	9,000.00
75990	6/25/2008	263.49
75991	6/25/2008	1,104.61
75999	6/27/2008	2,086.37
76000	6/27/2008	142.01
76001	6/27/2008	600.00
76003	6/27/2008	300.00
76004	6/27/2008	94.76
76005	6/27/2008	230.40
76006	6/27/2008	1,856.54
76007	6/27/2008	244.09
76008	6/27/2008	95.53
76009	6/27/2008	1,367.49
76010	6/27/2008	232.40
76011	6/27/2008	180.34
76012	6/27/2008	577.30
76013	6/27/2008	374.64
76014	6/27/2008	342.59
76015	6/27/2008	20.00
76016	6/27/2008	593.72
76017	6/27/2008	3,736.96
76018	6/27/2008	1,150.00

76019	6/27/2008	128.96
76020	6/27/2008	61.48
76021	6/27/2008	2,496.79
76022	6/27/2008	246.43
76023	6/27/2008	1,167.74
76024	6/27/2008	14,220.24
76025	6/27/2008	124.00
76026	6/27/2008	2,282.48
76027	6/27/2008	663.38
76028	6/27/2008	3,675.37
76029	6/27/2008	581.05
76030	6/27/2008	92.20
76031	6/27/2008	129.00
76032	6/27/2008	79.42
76033	6/27/2008	103.63
76034	6/27/2008	11,187.94
76035	6/30/2008	7,682.01
TOTAL OUTSTANDING CHECKS:			111,104.67

Bank statement Adustments:
Explanation of Adjustments-			_____________________

ADJUSTED BANK BALANCE:			$ 136,071.35

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS
3.	BEGINNING BALANCE:		0.00
4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		_____________
5.	BALANCE:		0.00
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		0.00

8.	PAYROLL Account Number(s):	No Payroll Account on File
		_________________
	Depository Name & Location:	_________________
		_________________

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date: _____________________		Balance on Statement: _____________________

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00
Bank statement Adjustments:			____________
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$ 0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

3.	BEGINNING BALANCE:		0

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	_______________

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		0.00

8.	TAX Account Number(s):	No Tax Account on file
		__________________
	Depository Name & Location:	__________________
		__________________

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date: _______________________		Balance on Statement: ________________________

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00
Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-
ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I.D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)
		General Account:	136,071.35
		Payroll Account:	0.00
		Tax Account:	0.00
*Other Accounts:	Receipts Account	686538539	185,141.94
	Flex Plan Account	754130706	4,612.20
*Other Monies:

	**Petty Cash (from below):		700.00

TOTAL CASH AVAILABLE:				326,525.49

Petty Cash Transactions:

Date	Purpose		Amount
Prior Balance	No Current Transactions		700.00

TOTAL PETTY CASH TRANSACTIONS:				700.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:

		Total Wages Paid:

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	156,943.17	2,162,546.08	2,479,458.53
31 - 60 days		1,462,903.86	1,299,526.39
61 - 90 days		335,410.08	264,694.75
91 - 120 days		84,528.48	112,134.35
Over 120 days		154,797.96	373,952.51

TOTAL:	156,943.17	4,200,186.46	4,529,766.53

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	RSU Indemnity	10,000,000.00	5/31/2009	7/31/2008
Worker’s Compensation	AIG	1,000,000.00	5/31/2009	7/31/2008
Casualty	Hartford	2,000,000.00	5/31/2009	7/31/2008
Vehicle	Hartford	2,000,000.00	5/31/2009	7/31/2008
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Patrick Hook		16,566.58	16,566.58

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Patrick Hook		travel, meeting exp & temp lodging	1,902.18

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	2,453,607.00	5,528,316.00
Less: Returns/Discounts	3,146.00	20,021.00
Net Sales/Revenue	2,450,461.00	5,508,295.00
Cost of Goods Sold:
Beginning Inventory at cost	2,109,876.00	4,137,394.00
Purchases	1,826,219.00	3,838,855.00
Less: Ending Inventory at cost	2,358,970.00	4,468,846.00
Cost of Goods Sold (COGS)	1,577,125.00	3,507,403.00
Gross Profit	873,336.00	2,000,892.00
Other Operating Income (Itemize)	____________	____________
Operating Expenses:
Payroll - Insiders	18,178.45	39,587.67
Payroll - Other Employees	328,947.00	735,804.87
Payroll Taxes	25,385.61	61,552.61
Other Taxes (Itemize)	____________	0.00
Depreciation and Amortization	7,687.00	15,374.00
Rent Expense - Real Property	____________	0.00
Lease Expense - Personal Property	____________	0.00
Insurance	____________	0.00
Real Property Taxes	____________	0.00
Telephone and Utilities	____________	0.00
Repairs and Maintenance	____________	0.00
Travel and Entertainment (Itemize)	____________	0.00
Miscellaneous Operating Expenses (Itemize)	452,572.31	968,158.54
Total Operating Expenses	832,770.37	1,820,477.69
Net Gain/(Loss) from Operations	40,565.63	180,414.31
Non-Operating Income:
Interest Income	____________	____________
Net Gain on Sale of Assets (Itemize)	____________	____________
Other (Itemize)	____________	6.00
Total Non-Operating income	0.00	6.00
Non-Operating Expenses:
Interest Expense	13,750.00	(10,569.00)
Legal and Professional (Itemize)	____________	____________
Other (Itemize)	____________	____________
Total Non-Operating Expenses	13,750.00	(10,569.00)

NET INCOME/(LOSS)	26,815.63	190,989.31

(Attach exhibit listing all itemizations required above)

Eugene Welding Company

Schedule of Expenses

Jun-08

	Current Month	Cumulative Post-Petition	May Post-Petition
Purchased Parts	16,191.00	25,889.84	9,698.84
Paint	51,522.00	111,217.13	59,695.13
Outside Services	2,305.00	15,425.50	13,120.50
Variable Mfg. Overhead	195,217.76	436,572.89	241,355.13
Fixed Mfg. Overhead	125,815.00	234,389.82	108,574.82
Outbound Freight	1,236.00	7,813.00	6,577.00
Selling Expense	1,201.55	10,388.33	9,186.78
Administrative Expense	59,084.00	126,462.00	67,378.00

	452,572.31	968,158.51	515,586.20

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	326,525.00
Restricted Cash	____________
Accounts Receivable	4,427,914.00
Inventory	2,358,970.00
Notes Receivable	____________
Prepaid Expenses	394,182.00
Other - Intercompany	6,120,010.00
Total Current Assets		13,627,601.00
Property, Plant, and Equipment	799,433.00
Accumulated Depreciation/Depletion	(443,179.00)
Net Property, Plant, and Equipment		356,254.00
Other Assets (Net of Amortization):
Due from Insiders	____________
Other (Itemize)	____________
Total Other Assets		0.00

TOTAL ASSETS		13,983,855.00

LIABILITIES
Postpetition Liabilities:
Accounts Payable	132,782.00
Taxes Payable	____________
Notes Payable	____________
Professional fees	____________
Secured Debt	1,309,634.00
Other (Itemize)	93,795.22
Total Postpetition Liabilities		1,536,211.22
Prepetition Liabilities:
Secured Liabilities	7,969,803.00
Priority Liabilities	____________
Unsecured Liabilities	4,934,096.00
Other (Itemize)	200,258.78
Total Prepetition Liabilities		13,104,157.78
TOTAL LIABILITIES		14,640,369.00
EQUITY:
Prepetition Owners’ Equity	995,552.00
Postpetition Profit/(Loss)	190,989.00
Direct Charges to Equity	(1,843,055.00)
TOTAL EQUITY		(656,514.00)

TOTAL LIABILITIES & EQUITY		13,983,855.00

		216410.04

Eugene Welding Company

Schedule of Other Accrued Expenses - Post Petition

Jun-08

Current Month
Unions Dues Withheld
Health Care Withholding Payable	$653.00
Commission Payable - VR Tubular	$2,827.72
Sales Tax Payable - Michigan	$1,010.36
Commission Payable - J & K Metal	$1,400.42
Accrued Single Business Tax	$6,000.00
401K Withheld	$3.00
Medical Premium Withholding Payable	$—
Michigan Drive Withheld	$35.00
Accrued Health Insurance Payable	$(29,398.92)
Accrued Salaried Payroll	$46,021.39
Accrued Hourly Payroll	$65,243.76

93,795.73

Eugene Welding Company

Schedule of Other Accrued Expenses - Pre Petition

Jun-08

	May 31 Pre-Petition	May & June Activity	June 30 Pre-Petition
Accrued Interest	$90,314.44	$(77,314.44)	$13,000.00
Accrued Hourly Vacation Pay	$51,445.61	$(55,806.32)	$(4,360.71)
Accrued Salary Vacation	$135,989.24	$(6,753.22)	$129,236.02
Customer Deposits	$3,225.66	$(2,964.53)	$261.13
Notes Payable - Citizens First (Current Portion)	$2,148.27	$(1,046.00)	$1,102.27
Commission Payable - Deluxe Systems	$930.86	$(629.64)	$301.22
Uniforms Withheld	$(1,188.38)	$(282.27)	$(1,470.65)
401K Withheld	$(2,565.54)	$—	$(2,565.54)
Michigan Drive Withheld	$66.50		$66.50
Profit Sharing and 401K Loans Withheld	$12.98		$12.98
Accrued 401K Employer Match	$(1,165.39)		$(1,165.39)
Unions Dues Withheld	$2,602.00	$(79.00)	$2,523.00
Health Care Withholding Payable	$856.15		$856.15
Commission Payable - VR Tubular	$3,473.98		$3,473.98
Sales Tax Payable - Michigan	$—		$—
Commission Payable - J & K Metal	$—		$—
Accrued Single Business Tax	$32,129.58		$32,129.58
Medical Premium Withholding Payable	$27,554.71	$(696.47)	$26,858.24
Accrued Salaried Payroll	$104,318.44	$(104,318.44)	$—
Accrued Hourly Payroll	$79,039.34	$(79,039.34)	$—
Accrued Health Insurance	$(40,668.66)	$40,668.66	$—
	$—	$—	$—

Total Pre Petition Expenses	$488,519.79	$(288,261.01)	$200,258.78

XI. QUESTIONAIRE

		No	Yes
1.	Has the debtor-in-posession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐
Please see attached explanation

		No	Yes
2.	Has the debtor-in-posession during this reporting period provided compensation or rumuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization Auction process is underway for sale of assets

4.	Describe potential future developments which may have a significant impact on the case: none

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Joseph T. Lendo, Chief Financial Officer
declare under penalty of perjury that I have fully read and uderstood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.